                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION



Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S- 8 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 1,000,000 shares of Mellon Bank Corporation's (the "Corporation's") Common Stock to be issued from time to time pursuant to the Mellon 401(k) Retirement Savings Plan and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 16, 1999 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


/s/ Martin G. McGuinn                    /s/ George W. Johnstone
-------------------------------          -----------------------------
Martin G. McGuinn, Director and          George W. Johnstone, Director
Principal Executive Officer


/s/ Dwight L. Allison, Jr.               /s/ Rotan E. Lee
-------------------------------          -----------------------------
Dwight L. Allison, Jr., Director         Rotan E. Lee, Director


/s/ Burton C. Borgelt                    /s/ A. W. Mathieson
-------------------------------          -----------------------------
Burton C. Borgelt, Director              Andrew W. Mathieson, Director


/s/ Carol R. Brown                       /s/ E. J. McAniff
-------------------------------          -----------------------------
Carol R. Brown, Director                 Edward J. McAniff, Director

/s/ Frank V. Cahouet                     /s/ Robert Mehrabian
---------------------------------        ----------------------------------
Frank V. Cahouet, Director               Robert Mehrabian, Director


/s/ Jared L. Cohon                       /s/ Seward Prosser Mellon
---------------------------------        ----------------------------------
Jared L. Cohon, Director                 Seward Prosser Mellon, Director


/s/ Christopher M. Condron               /s/ Mark A. Nordenberg
---------------------------------        ----------------------------------
Christopher M. Condron, Director         Mark A. Nordenberg, Director


/s/ J. W. Connolly                       /s/ D. S. Shapira
---------------------------------        ----------------------------------
J. W. Connolly, Director                 David S. Shapira, Director


/s/ C. A. Corry                          /s/ Joab L. Thomas
---------------------------------        ----------------------------------
Charles A. Corry, Director               Joab L. Thomas, Director


/s/ C. Frederick Fetterolf               /s/ Wesley W. von Schack
---------------------------------        ----------------------------------
C. Frederick Fetterolf, Director         Wesley W. von Schack, Director


/s/ Ira J. Gumberg                       /s/ William J. Young
---------------------------------        ----------------------------------
Ira J. Gumberg, Director                 William J. Young, Director


__________________________________
Pemberton Hutchinson, Director

                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION



Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 1,000,000 shares of Mellon Bank Corporation's (the "Corporation's") Common Stock to be issued from time to time pursuant to the Mellon 401(k) Retirement Savings Plan and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of March 8, 1999 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.



/s/ Pemberton Hutchinson
------------------------
Pemberton Hutchinson, Director